UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 8, 2019

NV5 GLOBAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida	33021
(Address of Principal Executive Offices)	(Zip Code)
(954) 495-2112
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NVEE	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 8, 2019, NV5 Global, Inc., a Delaware corporation (“NV5” or the “Company”) and Geospatial Holdings Inc. (“Geospatial”) entered into a first amendment (the “First Amendment”) to the Agreement and Plan of Merger by and among NV5, NV5 Merger Sub Corp., a Delaware corporation and a direct subsidiary of NV5 (“Merger Sub,” and together with NV5, the “NV5 Parties”), and Geospatial and Arlington Capital Partners III, L.P., a Delaware limited partnership, solely in its capacity as representative for the stockholders and optionholders of Geospatial (the Merger Agreement”) previously reported by the Company. The amendment provides that the earliest date the parties may seek to consummate the Merger without NV5’s consent is December 20, 2019, consistent with the previously reported financing commitment obtained by NV5 from Bank of America, N.A., BofA Securities, Inc., PNC Bank, National Association and PNC Capital Markets LLC to fund the Merger under its existing credit facility, which commitment may not be requested by the Company prior to December 20, 2019. As a result of the first amendment, NV5 believes it will have available financing to consummate the Merger and the other transactions contemplated by the Merger Agreement when such obligations are incurred.
A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the First Amendment does not purport to be complete and it is qualified in its entirety by reference to the full text of the First Amendment.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Agreement and Plan of Merger between NV5 Global, Inc. and Geospatial Holdings Inc., dated November 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2019

NV5 GLOBAL, INC.

By: __/s/ Richard Tong______________________________ Name: Richard Tong Title: Executive Vice President and General Counsel